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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Hitox Corporation of America dated May 28, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date: May 28, 1999
                               PAULSON ACQUISITION LLC


                               By:      /s/ Bernard A. Paulson
                                        ----------------------------------------
                                        Name:    Bernard A. Paulson
                                        Title:   President and Chief Executive
                                                 Officer

                               PAULSON RANCH LTD.

                               By:      PAULSON MANAGEMENT, L.L.C.

                                        By:      /s/ Bernard A. Paulson
                                                 -------------------------------
                                                 Name:    Bernard A. Paulson
                                                 Title:   Member


                               /s/ Bernard A. Paulson
                               -------------------------------------------------
                               Bernard A. Paulson


                               FOUNDERS EQUITY SECURITIES, INC.


                               By:      /s/ Tom Spackman
                                        ----------------------------------------
                                        Name:    Tom Spackman
                                        Title:   President

                               /s/ Leon S. Loeb
                               -------------------------------------------------
                               Leon S. Loeb

                               /s/ Richard L. Bowers
                               -------------------------------------------------
                               Richard Bowers